                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                             Somanetics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                [SOMANETICS LOGO]

                              1653 EAST MAPLE ROAD
                            TROY, MICHIGAN 48083-4208
                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 17, 2002

To the Shareholders of Somanetics Corporation:

         THIS IS OUR NOTICE TO YOU that the annual meeting of shareholders of Somanetics Corporation will be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:00 a.m. eastern standard time on Wednesday, April 17, 2002 for the following purposes:

1. To select three directors, each to serve until the 2005 annual meeting of shareholders and until his successor is elected and qualified.

2. To consider and act upon a proposal to approve an amendment to the Somanetics Corporation 1997 Stock Option Plan to increase the number of common shares reserved for issuance pursuant to the exercise of options granted under the 1997 Plan by 450,000 shares, from 1,660,000 to 2,110,000 shares.

3. To consider and act upon a proposal to approve our issuance and sale on April 9, 2001 of 100,000 common shares at $1.75 a share to Robert R. Henry, one of our directors, and 32,285 common shares at $1.75 a share to the Brean Murray & Co., Inc. Profit Sharing Plan, an entity affiliated with A. Brean Murray, one of our directors, all pursuant to Nasdaq Rule 4350(i)(1)(A).

4. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record on February 22, 2002 will be entitled to notice of the meeting or any adjournment of the meeting and to vote at the meeting or any adjournment of the meeting.

         All shareholders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and return it as promptly as possible to ensure your representation at the meeting. A return postage-prepaid envelope is enclosed for that purpose. If you return the proxy, you may withdraw your proxy and vote your shares in person if you attend the meeting.

         Your attention is called to the attached proxy statement and the accompanying proxy. A copy of our annual report for the fiscal year ended November 30, 2001 accompanies this notice.

                                        By order of the Board of Directors
                                        Bruce J. Barrett
                                        President and Chief Executive Officer
Troy, Michigan
March 8, 2002

                             SOMANETICS CORPORATION
                              1653 EAST MAPLE ROAD
                            TROY, MICHIGAN 48083-4208

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 17, 2002

GENERAL INFORMATION

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Somanetics Corporation. The proxies are being solicited for use at the 2002 annual meeting of shareholders to be held at the Sterling Inn Banquet & Conference Center, 34911 Van Dyke, Sterling Heights, Michigan 48312, at 10:00 a.m. eastern standard time on Wednesday, April 17, 2002, and at any adjournment of that meeting. The 2002 annual meeting of shareholders is being held for the purposes described in the notice of annual meeting of shareholders on the prior page. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about March 8, 2002.

  Solicitation

         We will bear the entire cost of soliciting proxies in the enclosed form, including the costs of preparing, assembling, printing and mailing this proxy statement, the accompanying proxy and any additional information we furnish to shareholders. We may supplement our solicitation of proxies by mail with telephone, telegraph or personal solicitation by our directors, officers or other regular employees. We will not pay any additional compensation to our directors, officers or other regular employees for these services. We have also engaged Georgeson Shareholder Communications Inc. to solicit proxies by mail or telephone or in person, at an expected cost to us of approximately $6,500 plus reasonable out-of-pocket expenses. We will request that brokers, nominees and other similar record holders forward soliciting material, and we will reimburse them upon request for their out-of-pocket expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS

  Voting Rights and Outstanding Shares


         Only shareholders of record at the close of business on February 22, 2002 will be entitled to notice of the annual meeting or any adjournment of the meeting and to vote at the annual meeting or any adjournment of the meeting. As of the close of business on February 22, 2002, we had 9,077,863 outstanding common shares, $0.01 par value, the only class of our stock outstanding and entitled to vote.


         Each common share is entitled to one vote on each matter submitted for a vote at the meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote, or 4,538,932 shares, is necessary to constitute a quorum for the transaction of business at the meeting or any adjournment of the meeting.

  Revocability of Proxies

         A shareholder giving a proxy may revoke it at any time before it is voted by giving written notice of revocation to our Secretary or by executing and delivering to our Secretary a later dated proxy. A shareholder's attendance at the meeting will not have the effect of revoking any proxy given by that shareholder unless the shareholder gives written notice of revocation to our Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, should be sent to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department.

         Valid proxies in the enclosed form that are returned in time for the meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election as directors of the nominees listed below, FOR the proposed increase in the number of common shares reserved for issuance pursuant to the exercise of options granted under the 1997 Stock Option Plan, and FOR approval of our issuance and sale on April 9, 2001 of 100,000 common shares at $1.75 a share to Robert R. Henry, one of our directors, and 32,285 common shares at $1.75 a share to the Brean Murray & Co., Inc. Profit Sharing Plan, an entity affiliated with A. Brean Murray, one of our directors.

  Principal Holders of Our Voting Securities

         The following table contains information with respect to the beneficial ownership of our common shares as of February 22, 2002 by each person known by us to beneficially own more than 5% of our common shares, our only outstanding class of voting shares:

                                                                                                    PERCENTAGE OF
                                                                     AMOUNT AND NATURE OF           COMMON SHARES
            NAME AND ADDRESS OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP             OWNED (1)
------------------------------------------------------------     ---------------------------     ------------------
Bruce J. Barrett............................................               727,026   (2)                 7.5%
1653 East Maple Road
Troy, Michigan  48083-4208


------------------------------------
(1) Based on 9,077,863 common shares outstanding as of February 22, 2002.


(2) Includes 579,534 common shares that Mr. Barrett has the right to acquire within 60 days of February 22, 2002 and 500 common shares owned by his wife.

                            I. ELECTION OF DIRECTORS

         Our Board of Directors proposes that the three persons named below as "nominees for election as directors for a three-year term" be elected as our directors, each to hold office until the annual meeting of shareholders to be held in 2005 and until his successor is elected and qualified. Dr. Ausman and Mr. Follis were last elected as directors at the 1999 annual meeting of shareholders on April 13, 1999, and Mr. Wolfe was elected as a director by the Board of Directors on November 19, 2001 to fill a newly-created vacancy in the Board of Directors pursuant to our CorRestore License Agreement. If a quorum is present, the three nominees receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes and broker non-votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present. The persons named in the accompanying proxy intend to vote all valid proxies received by them FOR the election of the nominees listed below unless the person giving the proxy withholds authority to vote for these nominees. The nominees listed below have consented to serve if elected. If any nominee is unable or declines to serve, which we do not expect to happen, the proxy holders intend to vote the proxies in accordance with their best judgment for another qualified person.

         The following information is furnished as of February 22, 2002 with respect to our nominees for election as directors, with respect to each person whose term of office as one of our directors will continue after the meeting, with respect to each of our executive officers who is named in the Summary Compensation Table below, and with respect to all of our directors and executive officers as a group:


                                                                           AMOUNT AND       PERCENTAGE
                                                                            NATURE OF           OF
                                             POSITION AND OFFICES         COMMON SHARES       COMMON       TERM
                       DIRECTOR                WITH US AND OTHER          BENEFICIALLY        SHARES        TO
     NAME               SINCE      AGE       PRINCIPAL OCCUPATION             OWNED          OWNED(1)     EXPIRE
     ----               -----      ---       --------------------             -----          --------     ------
                              NOMINEES FOR ELECTION AS DIRECTORS FOR A THREE-YEAR TERM

Daniel S. Follis........ 4/89      64     Director, President of            42,931  (2)          *          2005
                                          Verschuren & Follis, Inc. and
                                          President of Follis Corporation

Dr. James I. Ausman..... 6/94      64     Director and Professor of the     28,285  (3)          *          2005
                                          Department of Neurosurgery
                                          at the University of Illinois
                                          at Chicago

Joe B. Wolfe............11/01      59     President and sole proprietor     17,000  (4)          *          2005
                                          of Wolfe & Company

                                         DIRECTORS CONTINUING IN OFFICE

H. Raymond Wallace...... 6/94      66     Chairman of the Board             25,111  (5)          *          2003

Robert R. Henry.........12/98      61     Director and President of        266,000  (6)          2.9%       2003
                                          Robert R. Henry & Co., Inc.

Bruce J. Barrett........ 6/94      42     President, Chief Executive       727,026  (7)          7.5%       2004
                                          Officer and a Director

A. Brean Murray......... 6/99      64     Director and Chairman of         424,791  (8)          4.6%       2004
                                          Brean Murray & Co., Inc.

                                                                           AMOUNT AND       PERCENTAGE
                                                                            NATURE OF           OF
                                             POSITION AND OFFICES         COMMON SHARES       COMMON       TERM
                       DIRECTOR                WITH US AND OTHER          BENEFICIALLY        SHARES        TO
     NAME               SINCE      AGE       PRINCIPAL OCCUPATION             OWNED          OWNED(1)     EXPIRE
     ----               -----      ---       --------------------             -----          --------     ------
                                     OTHER EXECUTIVE OFFICERS

William M. Iacona......................................................     43,000  (9)          *
Richard S. Scheuing....................................................    107,758  (10)         1.2%
Ronald A. Widman.......................................................     94,330  (11)         1.0%
Pamela A. Winters......................................................    103,150  (12)         1.1%
All directors and executive officers as a group (12 persons)...........  1,951,882  (13)        18.8%

-------------------------------
* Less than 1%


(1)      Based on 9,077,863 common shares outstanding as of February 22, 2002.


(2) Includes 15,500 common shares that Mr. Follis has the right to acquire within 60 days of February 22, 2002. The 42,931 common shares shown above as beneficially owned by Mr. Follis include 8,820 common shares owned by The Infinity Fund, a limited partnership in which Mr. Follis is a 6.068% limited partner and a 50% general partner and which is administered by Verschuren & Follis, Inc., a corporation in which Mr. Follis is a 50% shareholder, a director and the President.

(3) Includes 15,511 common shares that Dr. Ausman has the right to acquire within 60 days of February 22, 2002, 9,744 common shares owned jointly with his wife, and 3,030 shares held in an individual retirement account over which Dr. Ausman exercises sole voting and investment control.

(4) Includes 17,000 common shares that Mr. Wolfe has the right to acquire within 60 days of February 22, 2002.

(5) Includes 13,511 common shares that Mr. Wallace has the right to acquire within 60 days of February 22, 2002 and 1,000 shares held in a living trust; Mr. Wallace has sole voting and dispositive power over the shares held in the trust.

(6) Includes 6,000 common shares that Mr. Henry has the right to acquire within 60 days of February 22, 2002.

(7) Includes 579,534 common shares that Mr. Barrett has the right to acquire within 60 days of February 22, 2002 and 500 common shares owned by his wife.

(8) Includes (1) 30,000 common shares owned by A. Brean Murray, (2) 80,290 common shares owned by Brean Murray & Co., Inc., an investment banking company that is a wholly-owned subsidiary of BMI Holding Co.; A. Brean Murray owns 65.19% of the outstanding voting stock of BMI Holding Co. and his wife owns 17.78% of the outstanding voting stock of BMI Holding Co., (3) 67,885 common shares owned by the Brean Murray & Co., Inc. Profit Sharing Trust, (4) 115,616 common shares that A. Brean Murray has the right to acquire within 60 days of February 22, 2002 upon the exercise of warrants originally granted to Brean Murray & Co., Inc. in connection with its underwriting of a public offering of our securities in June 1997, and (5) 106,000 additional common shares that A. Brean Murray has the right to acquire within 60 days of February 22, 2002 upon the exercise of options granted to A. Brean Murray by us in connection with his service as one of our directors. Does not include 100,000 common shares issuable upon exercise of a Warrant granted to Brean Murray & Co., Inc. on January 16, 2002 for its services as placement agent in our public offering that closed on that date. The Warrant is not exercisable until January 11, 2003.

(9) Includes 36,000 common shares that Mr. Iacona has the right to acquire within 60 days of February 22, 2002 and 7,000 common shares held by Mr. Iacona jointly with his wife.

(10) Includes 107,758 common shares that Mr. Scheuing has the right to acquire within 60 days of February 22, 2002.

(11) Includes 94,330 common shares that Mr. Widman has the right to acquire within 60 days of February 22, 2002.

(12) Includes 103,150 common shares that Ms. Winters has the right to acquire within 60 days of February 22, 2002.

(13) Includes 1,302,310 common shares that all executive officers and directors as a group have the right to acquire within 60 days of February 22, 2002.

BIOGRAPHICAL INFORMATION

         The following is a brief account of the business experience during the past five years of each nominee for our Board of Directors and of each of our directors whose term of office will continue after the meeting:

         Daniel S. Follis. Mr. Follis has served as one of our directors since April 1989. Since 1981, he has served as President of Verschuren & Follis, Inc., which advises and administers The Infinity Fund, a limited partnership that invests in emerging growth companies. Since 1995 he has also served as President of Follis Corporation, a sales and marketing company engaged in media sales, television production, serving as a manufacturer's representative and investment management. Mr. Follis received a B.A. degree in business from Michigan State University.

         James I. Ausman, M.D., Ph.D. Dr. Ausman has served as one of our directors since June 1994. He has been Professor of the Department of Neurosurgery at the University of Illinois at Chicago since August 1991 and served as its head from 1991 until September 2001. From September 1978 until July 1991, he was Chairman of the Department of Neurosurgery at Henry Ford Hospital in Detroit. From December 1987 until July 1991, he served as Director of the Henry Ford Neurosurgical Institute, also at Henry Ford Hospital. In addition, he was Clinical Professor of Surgery, Section of Neurosurgery at the University of Michigan in Ann Arbor from 1980 until 1991. Dr. Ausman received a B.S. degree in chemistry and biology from Tufts University, a Doctorate of Medicine from Johns Hopkins University School of Medicine, a Masters of Arts in Physiology, from the State University of New York at Buffalo, and a Ph.D. in Pharmacology from George Washington University. He has also received graduate training in neurosurgery at the University of Minnesota and has obtained board certification from the American Board of Neurological Surgery.

         Joe B. Wolfe. Mr. Wolfe has served as one of our directors since November 2001. Pursuant to our License Agreement with CorRestore LLC, we agreed to increase the size of our Board of Directors and add CorRestore LLC's designee as a director. Joe B. Wolfe is CorRestore LLC's designee. Since March 1998, he has served as President and sole proprietor of Wolfe & Company, a financial advisory company. From 1992 to 1998, he was Chief Executive Officer of Frontline Capital, Inc., an NASD-registered broker-dealer. Before 1992, Mr. Wolfe was in the financial services and investment banking industry for 25 years. Mr. Wolfe received a B.S. degree in industrial management from Georgia Institute of Technology.

         H. Raymond Wallace. Mr. Wallace has served as our Chairman of the Board since January 1995, as a non-officer Chairman of the Board since April 1995, and as one of our directors since June 1994. He also served as our consultant from April 1994 until January 1995. He also served as Chairman of the Board of Cardiometrics, Inc., a cardiovascular medical device company, from December 1993 until its merger into Endosonics, Inc. in July 1997, and has served as a self-employed consultant to medical device and other companies since January 1994. From September 1986 until May 1993 when he retired, he served as Vice President and General Manager of Abbott Critical Care Systems. Mr. Wallace received a B.A. degree from Ohio State University and an M.B.A. degree from the University of California, Berkeley.

         Robert R. Henry. Mr. Henry has served as one of our directors since December 1998. He has been President of Robert R. Henry & Co., Inc., a financial consulting and investment firm, since 1989. Mr. Henry has been an advisory director of Morgan Stanley Dean Witter since 1989, and from 1977 through 1989 was a managing director of Morgan Stanley. He is also a director of Middleby Corporation. He received an M.B.A. from Harvard Business School and a B.A. from Williams College.

         Bruce J. Barrett. Mr. Barrett has served as our President and Chief Executive Officer and as one of our directors since June 1994. Mr. Barrett previously served, from June 1993 until May 1994, as the Director, Hospital Products Division for Abbott Laboratories, Ltd., a health care equipment manufacturer and distributor, and from September 1989 until May 1993, as the Director, Sales and Marketing for Abbott Critical Care Systems, a division of Abbott Laboratories, Inc., a health care equipment manufacturer and distributor. While at Abbott Critical Care Systems, Mr. Barrett managed Abbott's invasive oximetry products for approximately four years. From September 1981 until June 1987, he served as the group product manager of hemodynamic monitoring products of Baxter Edwards Critical Care, an affiliate of Baxter International, Inc., another health care equipment manufacturer and distributor. Mr. Barrett received a B.S. degree in marketing from Indiana State University and an M.B.A. degree from Arizona State University. Mr. Barrett is a party to an employment agreement with us that requires us to elect him to the offices he currently holds.

         A. Brean Murray. Mr. Murray has served as one of our directors since June 1999. Since it was founded in December 1973, he has served as Chairman, President, Chief Executive Officer and a Director of Brean Murray & Co., Inc., an investment banking company that is a wholly-owned subsidiary of BMI Holding Co. He has also served as Chairman, President, Chief Executive Officer and a Director of BMI Holding Co. since it was founded in December 1973. Brean Murray & Co., Inc. was the underwriter of our public offerings of common shares in June 1997 and April 1998 and the placement agent in our Private Equity Line Agreement, our April 2001 private placement of securities and our January 2002 public offering of securities. Mr. Murray is also a director of Doral Financial Corporation and of Specialty Toner Corporation. Mr. Murray is a Trustee of John Jay College of Criminal Justice. Mr. Murray received a B.S. degree in economics from Villanova University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended November 30, 2001, our Board of Directors held five meetings and took action by written consent on one occasion.

  Audit Committee

         Our Board of Directors has an Audit Committee that consists of three directors. Robert R. Henry (Chairman), H. Raymond Wallace and Daniel S. Follis are the current members of this committee. Each of the members of our Audit Committee is independent as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. The Audit Committee:

         -     recommends to the Board the independent accountants to be
               selected or retained to audit our financial statements;
         -     takes, or recommends that the full board takes, appropriate action to oversee the independence of our independent
               accountants;
         - oversees our independent accountants' relationship by discussing with our independent accountants the nature, scope and rigor of the audit process, receiving and reviewing audit reports and providing our independent accountants with full access to the committee and the board to report on any and all appropriate matters;
         - reviews the audited financial statements and discusses them with management and the independent accountants, including discussions concerning the quality of our accounting principles, policies and practices as applied in our financial reporting;
         - recommends to the board whether the audited financial statements should be included in our Annual Report on Form 10-K.
         - reviews with management and the independent accountants the quarterly financial information before we file our Form 10-Qs; this review is performed by the committee or its chairperson;
         - discusses with management and the independent accountants the quality and adequacy of our internal controls;
         - discusses with management the status of pending litigation and other areas of oversight as the committee deems appropriate; and
         -     reports committee activities to the full board.

During the fiscal year ended November 30, 2001, our Audit Committee held seven meetings. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which was attached as an appendix to our proxy statement in connection with the 2001 annual meeting of shareholders.

  Audit Committee Report

         Our Audit Committee has:

         - reviewed and discussed our audited financial statements for the fiscal year ended November 30, 2001 with our management;

         - discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380), as it has been modified or supplemented;
         - received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it has been modified or supplemented; and
         - has discussed with our independent accountants our independent accountants' independence.

Based on the review and discussions described above in this paragraph, our Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended November 30, 2001 be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2001 for filing with the Securities and Exchange Commission.


         Management is responsible for the Company's financial reporting process including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the field of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."


                                                     By the Audit Committee

                                                     Robert R. Henry, Chairman
                                                     H. Raymond Wallace
                                                     Daniel S. Follis

  Compensation Committee

         Our Board of Directors has a Compensation Committee which consists of three directors. H. Raymond Wallace (Chairman), James I. Ausman, M.D., Ph.D. and
A. Brean Murray are the current members of this committee. The Compensation Committee makes recommendations to the Board of Directors with respect to compensation arrangements and plans for senior management, officers and directors of the Company and administers the Company's 1991 Incentive Stock Option Plan and 1997 Stock Option Plan. During the fiscal year ended November 30, 2001, the Compensation Committee held four meetings.

         We do not have a nominating committee.

EXECUTIVE COMPENSATION

  Summary Compensation Table

         The following table sets forth information for each of the fiscal years ended November 30, 2001, 2000 and 1999 concerning compensation of (1) all individuals serving as our Chief Executive Officer during the fiscal year ended November 30, 2001, and (2) our four most highly-compensated other executive officers in fiscal 2001:


                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                                                    AWARDS
                                                                                 ------------
                                                     ANNUAL COMPENSATION          SECURITIES          ALL OTHER
                                                 --------------------------       UNDERLYING        COMPENSATION
     NAME AND PRINCIPAL POSITION      YEAR       SALARY($)         BONUS($)       OPTIONS(#)             ($)
     ---------------------------      ----       ---------         --------       ----------     ------------------
Bruce J. Barrett, President.....     2001          177,339                0          218,000              -0-
     and Chief Executive Officer     2000          211,000           34,526           40,000              -0-
                                     1999          204,750           30,213           60,000              -0-

William M. Iacona, Vice.........     2001           80,000                0           41,400              -0-
     President of Finance,           2000           68,750            5,831           10,000              -0-
     Controller and Treasurer        1999           57,969            3,420            3,600              -0-

Richard S. Scheuing, Vice.......     2001          110,000                0           34,000              -0-
     President, Research and         2000          102,927           10,251           15,000              -0-
     Development                     1999           91,140            8,069           21,000              -0-

Ronald A. Widman, Vice..........     2001           87,500                0           39,000              -0-
     President, Medical Affairs      2000           84,809            8,359           12,000              -0-
                                     1999           80,325            7,112           18,000              -0-

Pamela A. Winters, Vice.........     2001           85,000                0           42,000              -0-
     President, Operations           2000           81,250            8,041           12,000              -0-
                                     1999           75,000            6,640           21,000              -0-



  Option Grants Table

         The following table sets forth information concerning individual grants of stock options made during the fiscal year ended November 30, 2001 to each of our executive officers named in the Summary Compensation Table above:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                   INDIVIDUAL GRANTS
---------------------------------------------------------------------------------------          POTENTIAL
                                                % OF                                        REALIZABLE VALUE AT
                                                TOTAL                                         ASSUMED ANNUAL
                               NUMBER OF       OPTIONS                                     RATES OF STOCK PRICE
                              SECURITIES     GRANTED TO                                        APPRECIATION
                              UNDERLYING      EMPLOYEES      EXERCISE                         FOR OPTION TERM
                                OPTIONS       IN FISCAL        PRICE        EXPIRATION  ---------------------------
        NAME                  GRANTED (#)       YEAR          ($/SH)           DATE        5% ($)        10% ($)
        ----                  -----------   -----------     -----------    -----------  -----------  --------------
Bruce J. Barrett...........    50,000  (1)       9.8           $1.97        12/3/10         61,946       156,984
                              168,000  (1)      33.1           $2.00        3/4/11         211,309       535,497

William M. Iacona..........    15,000  (1)       3.0           $1.97        12/3/10         18,584        47,095
                               26,400  (1)       5.2           $2.00        3/4/11          33,206        84,150

Richard S. Scheuing........    10,000  (1)       2.0           $1.97        12/3/10         12,389        31,397
                               24,000  (1)       4.7           $2.00        3/4/11          30,187        76,500

Ronald A. Widman...........    15,000  (1)       3.0           $1.97        12/3/10         18,584        47,095
                               24,000  (1)       4.7           $2.00        3/4/11          30,187        76,500

Pamela A. Winters..........    18,000  (1)       3.5           $1.97        12/3/10         22,301        56,514
                               24,000  (1)       4.7           $2.00        3/4/11          30,187        76,500

--------------------------------
(1) The options listed in the table were granted to Messrs. Barrett, Iacona, Scheuing and Widman and Ms. Winters in fiscal 2001 under our 1997 Stock Option Plan, exercisable at the then current fair market value of the underlying common shares. Each of these options exercisable at $1.97 a share is exercisable in one-third cumulative annual increments beginning December 4, 2001. Each of these options exercisable at $2.00 a share is exercisable in one-twenty-fourth cumulative monthly increments beginning March 5, 2001. Each option also becomes 100% exercisable immediately 10 days before or upon specified changes in control of the Company. The portion of each of these options that is exercisable at the date of termination of employment remains exercisable until the expiration date of the option, unless termination is for cause.

         If, upon exercise of any of the options described above, we must pay any amount for income tax withholding, in the Compensation Committee's or the Board of Directors' sole discretion, either the optionee will pay such amount to us or we will appropriately reduce the number of common shares we deliver to the optionee to reimburse us for such payment. The Compensation Committee or the Board may also permit the optionee to choose to have these shares withheld or to tender common shares the optionee already owns. The Compensation Committee or the Board may also make such other arrangements with respect to income tax withholding as it shall determine.

  Aggregated Option Exercises and Fiscal Year-End Option Value Table

         The following table sets forth information concerning each exercise of stock options during the fiscal year ended November 30, 2001 by each of the executive officers named in the Summary Compensation Table above and the value of unexercised options held by them as of November 30, 2001:

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                          NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                         UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                           SHARES                         OPTIONS AT FY-END (#)               AT FY-END ($)
                         ACQUIRED ON       VALUE       ---------------------------     ---------------------------
NAME                     EXERCISE (#)  REALIZED ($)    EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----                     ------------- ------------    -----------   -------------     -----------   -------------
Bruce J. Barrett......         0              0         514,533          201,667         141,083       319,917
William M. Iacona.....         0              0          21,750           41,450          21,436        66,348
Richard S. Scheuing...         0              0          93,175           43,250          25,560        58,280
Ronald A. Widman......         0              0          79,080           45,250          24,010        65,450
Pamela A. Winters.....         0              0          86,900           49,250          24,590        71,380

"Value Realized" represents the fair value of the underlying securities on the exercise date minus the aggregate exercise price of the options.

  Compensation of Directors

         We refer to our directors who are not our officers or employees as Outside Directors. Our Outside Directors normally receive $1,000 for each Board meeting attended in person, $250 for each telephonic Board meeting attended, and $250 for each Board committee meeting attended on a date other than the date of a Board meeting. For fiscal 2001, however, our directors received no meeting fees. We also reimburse Outside Directors for their reasonable expenses of attending Board and Board committee meetings. In addition, our Board of Directors has determined to grant Outside Directors who continue to serve as our directors after each annual meeting of shareholders, 10-year options to purchase 2,000 common shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the common shares on the date of grant.

         Also, on November 19, 2001 we granted Joe B. Wolfe a 10-year option to purchase 2,000 common shares, exercisable at $3.00 a share, which was the fair market value of the common shares on the date of grant. In addition, in connection with our CorRestore license, entered into before Mr. Wolfe became a director, (1) effective June 2, 2000, we granted Wolfe & Company a five-year warrant to purchase 20,000 common shares, exercisable at $3.00 a share, and (2) effective November 21, 2001, we granted Wolfe & Company a five-year warrant to purchase 180,000 common shares, exercisable at $3.00 a share.

         For a description of relationships between A. Brean Murray, one of our directors, and us, see "Compensation Committee Interlocks and Insider Participation."

Employment Contracts and Termination of Employment and Change-in-Control Arrangements


         Bruce J. Barrett. As of May 13, 1994, we entered into an employment agreement with Bruce J. Barrett, pursuant to which, as amended, he is employed as President and Chief Executive Officer, or in such other position as the Board of Directors determines, for a period ending April 30, 2003. Mr. Barrett's annual salary is currently $164,750, which may be increased by the Board of Directors. In March 2001, Mr. Barrett agreed to decrease his salary through November 30, 2002 by $50,000, to $164,750, as increased from time to time by the Board of Directors. The salary decrease, however, does not affect any of Mr. Barrett's other rights and benefits under the agreement, including his bonus, benefits and termination benefits, all of which are determined as if his salary were $214,750. The salary decrease terminates early immediately before consummation of specified business combinations. Mr. Barrett received a stock option grant on March 5, 2001, partially in exchange for his agreement to decrease his salary. See "Option Grants Table." Mr. Barrett is also entitled to participate in any bonus plan established by the Compensation Committee of the Board of Directors. We adopted a bonus plan for fiscal 2000 and a non-officer bonus plan for fiscal 2001. Mr. Barrett is entitled to various fringe benefits under the agreement, including 12 months of compensation and six months of benefits if his employment under the agreement is terminated without cause or if the agreement expires without being renewed. Mr. Barrett has agreed not to compete with the Company during specified periods following the termination of his employment.


         Richard S. Scheuing. As of January 11, 2002, we entered into a three-year agreement with Richard S. Scheuing, pursuant to which he is entitled to a bonus equal to six months of salary if he stays employed with our successor after a change in control for at least three months or if, during that period, the successor terminates his employment without cause or he quits for good reason. Mr. Scheuing's current annual salary is $110,000, which may be increased by the Board of Directors. Mr. Scheuing has agreed not to compete with the Company and not to solicit our employees during specified periods following the termination of his employment, and he has agreed to various confidentiality obligations.

         Stock Option Terms. All options granted under our stock option plans through February 22, 2002, that are not already 100% exercisable immediately, including options granted to Messrs. Barrett, Iacona, Scheuing and Widman and Ms. Winters, become 100% exercisable immediately ten days before or upon specified changes in control of the Company.

  Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended November 30, 2001, James I. Ausman, M.D., Ph.D., A. Brean Murray and H. Raymond Wallace served as the members of our Compensation Committee. None of the members of our Compensation Committee was, during the fiscal year ended November 30, 2001, one of our officers or employees, or one of our former officers, except that Mr. Wallace became our non-salaried Chairman of the Board on January 27, 1995 and became a non-officer Chairman of the Board effective April 6, 1995. None of the committee members had any relationship with us requiring disclosure by us pursuant to Securities and Exchange Commission rules regarding disclosure of related-party transactions, except that Mr. Murray had the relationships with us described below.

         In November 1999, we engaged Brean Murray & Co., Inc. to provide investment banking advice and services to us for a term of six months and then month-to-month thereafter, unless earlier terminated by the parties. We agreed to pay Brean Murray & Co., Inc. a fee of $50,000 plus reasonable out-of-pocket expenses for its services under this agreement. A. Brean Murray, one of our directors since June 1999, is the Chairman, President and Chief Executive Officer of Brean Murray & Co., Inc. Brean Murray & Co., Inc. is a wholly-owned subsidiary of BMI Holding Co. A. Brean Murray is also the Chairman, President and Chief Executive Officer of BMI Holding Co. and he and his wife own 83% of the outstanding voting stock of BMI Holding Co.

         Pursuant to an engagement letter between us and Brean Murray & Co., Inc., dated March 1, 2000, we agreed to pay Brean Murray & Co., Inc. a commission of 3.5% on proceeds of specified securities sales, including sales pursuant to the Private Equity Line Agreement, dated as of March 6, 2000, between us and Kingsbridge Capital Limited. We paid Brean Murray & Co., Inc. $70,000 in commissions pursuant to this engagement letter.

         Also, during fiscal 2000, we granted A. Brean Murray (1) a 10-year option to purchase 50,000 common shares on May 31, 2000, exercisable at $3.00 a share, which was more than the fair market value of the common shares on the date of grant, in connection with negotiating and assisting us in completing our CorRestore license transaction, and (2) a 10-year option to purchase 50,000 common shares on May 31, 2000, exercisable at $4.36 a share, which was more than the fair market value of the common shares on the date of grant, in connection with the Private Equity Line Agreement.

         Pursuant to an engagement letter between us and Brean Murray & Co., Inc., dated March 29, 2001, we engaged Brean Murray & Co., Inc. as our exclusive placement agent in connection with our April 2001 private placement of 1,325,000 common shares at $1.75 a share. Brean Murray & Co., Inc. received for its services (1) $104,362.50 as a placement agent fee, and (2) warrants to purchase 25,000 common shares at $2.10 per share exercisable during the four-year period beginning April 9, 2002. The Brean Murray & Co., Inc. Profit Sharing Plan purchased 32,285 common shares in the offering, and Robert R. Henry, one of our directors, purchased 100,000 common shares in the offering. Both of these purchases are subject to shareholder approval. See Part III of this proxy statement.

         Pursuant to the Placement Agency Agreement between us and Brean Murray & Co., Inc., dated January 11, 2002, we engaged Brean Murray & Co., Inc. as our exclusive Placement Agent in connection with our January 2002 public offering of common shares. Brean Murray & Co., Inc. received for its services (1) $340,000 as a placement agent fee, and (2) warrants to purchase 100,000 common shares at $5.10 per share exercisable during the four-year period beginning January 11, 2003.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on review of the copies of such reports furnished to us during or with respect to fiscal 2001, or written representations that no Forms 5 were required, we believe that during the fiscal year ended November 30, 2001 all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were complied with, except that one report covering three transactions was filed late by Daniel S. Follis, one of our directors.

CERTAIN TRANSACTIONS

         See "Executive Compensation - Compensation Committee Interlocks and Insider Participation" for a description of relationships between us and A. Brean Murray and Robert R. Henry and "Executive Compensation - Compensation of Directors" for a description of relationships between us and Joe B. Wolfe.

                   II. PROPOSAL TO APPROVE AN AMENDMENT TO THE
                  SOMANETICS CORPORATION 1997 STOCK OPTION PLAN
                          TO INCREASE AUTHORIZED SHARES

GENERAL

         We seek to increase the number of shares subject to the Somanetics Corporation 1997 Stock Option Plan. You are being asked to consider and approve an amendment to the 1997 plan to increase the number of common shares, par value $0.01 per share, reserved for issuance upon the exercise of options granted under the 1997 plan by 450,000 shares. Pursuant to the 1997 plan, 1,660,000 common shares are currently reserved for issuance upon the exercise of options granted or to be granted to participants in the 1997 plan. Our key employees, officers, directors, consultants and advisors and those of any entity in which we have a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests are eligible to participate in the 1997 plan. Our Board of Directors or a committee appointed by our Board of Directors determines which persons eligible to participate in the 1997 plan are actually granted options under the 1997 plan.


         Options granted under the 1997 plan may be incentive stock options, nonqualified options, or both. Incentive stock options are options that meet the requirements set forth in the 1997 plan, that are intended to be incentive stock options, and that qualify as incentive stock options under Section 422 of the Internal Revenue Code and the related rules and regulations. Nonqualified options are options that meet the requirements set forth in the 1997 plan but are not intended to be incentive stock options, or do not qualify as incentive stock options under Section 422. The 1997 plan contains various provisions to ensure that incentive stock options comply with Section 422. The Board of Directors adopted the 1997 plan on January 15, 1997, amended the 1997 plan on January 15, 1998, January 21, 1999, February 16, 2000 and December 4, 2000 to increase the number of shares reserved for issuance under the 1997 plan, and approved the currently proposed amendment on February 21, 2002, subject to shareholder approval.

         Our 1991 Incentive Stock Option Plan terminated in 1993, except for the options granted before that date. As of February 22, 2002, options to purchase 88,089 common shares remained outstanding under the 1991 plan. In addition, as of February 22, 2002, we had granted, and there remained outstanding, options independent of any of our stock option plans to purchase 158,678 common shares. As of February 22, 2002, (1) options to purchase 1,596,855 common shares were outstanding under the 1997 plan, (2) options to purchase 3,033 common shares granted under the 1997 plan had been exercised, and (3) 60,112 common shares remained available for the grant of options under the 1997 plan. The proposed amendment to the 1997 plan would increase the number of common shares reserved for issuance upon the exercise of options granted or to be granted under the 1997 plan by 450,000 common shares.


         Our 1993 Director Stock Option Plan terminated in 1998, except for the options granted before that date. As of February 22, 2002, options to purchase 2,498 common shares remained outstanding under the director plan. Our Board of Directors has determined to grant Outside Directors who continue to serve as our directors after each annual meeting of shareholders, 10-year options to purchase 2,000 common shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the common shares on the date of grant, all under the amended 1997 plan.

         We also have the following warrants outstanding: (1) warrants originally granted to the underwriter in connection with our 1997 public offering of common shares to purchase an aggregate of 200,000 common shares, (2) warrants granted to Kingsbridge Capital Limited to purchase an aggregate of 205,097 common shares in connection with the March 6, 2000 Private Equity Line Agreement, (3) warrants granted to CorRestore LLC and its agent Wolfe & Company to purchase an aggregate of 2,500,000 common shares in connection with the June 2, 2000 CorRestore License Agreement, (4) warrants to purchase an aggregate of 25,000 common shares granted to Brean Murray & Co., Inc. in connection with our private placement of common shares that closed in April 2001, and (5) warrants to purchase an aggregate of 100,000 common shares granted to Brean Murray & Co., Inc. in connection with our public offering of common shares that closed in January 2002.

         The Board of Directors believes that it is in our best interests and in the best interests of our shareholders to approve the proposed amendment to the 1997 plan to allow us to continue to grant options in accordance with the 1997 plan.

         The purpose of the 1997 plan is to provide our key employees, officers, directors, consultants and advisors with an increased incentive to make significant and extraordinary contributions to our long-term performance and growth, to join the interests of our key employees, officers, directors, consultants and advisors with the interests of our shareholders and to help us attract and retain our key employees, officers, directors, consultants and advisors. The 1997 plan, however, could have an "anti-takeover" effect, particularly with regard to the Committee's ability to accelerate the exercisability of stock options in connection with a change in control.

         Persons deemed to be our affiliates, i.e., persons who directly or indirectly through one or more intermediaries, control, are controlled by, or are under common control with, us, must resell securities acquired under the 1997 plan pursuant to a registration statement under the Securities Act of 1933 and the related rules and regulations, Rule 144 under the Securities Act or an applicable exemption under the Securities Act.

         We are the issuer of the securities offered pursuant to the 1997 plan. The common shares we issue upon exercise of stock options under the 1997 plan may be either our authorized and unissued or reacquired common shares. The 1997 plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not qualified under Section 401(a) of the Code.

APPROVAL OF THE 1997 PLAN AMENDMENT

         Shareholder approval of the proposed amendment to the 1997 plan requires the approval by a majority of the votes cast by the holders of common shares at the meeting and entitled to vote on the action. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of common shares present or represented by proxy in determining whether a quorum is present. We do not intend to place the proposed amendment to the 1997 plan into effect unless such approval is obtained at the meeting, and such approval is sought, in part, to exempt the granting of options under the 1997 plan from the provisions of Section 162(m) of the Internal Revenue Code and in order to comply with shareholder approval requirements for securities traded on The Nasdaq SmallCap Market.


         A FULL COPY OF THE 1997 PLAN, AS PROPOSED TO BE AMENDED, MARKED TO SHOW THE PROPOSED CHANGES, IS ATTACHED AS EXHIBIT A TO THIS PROXY STATEMENT. THE MAJOR FEATURES OF THE 1997 PLAN, AS PROPOSED TO BE AMENDED, ARE SUMMARIZED BELOW, BUT THIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT. CAPITALIZED TERMS NOT OTHERWISE DEFINED IN THIS PROXY STATEMENT HAVE THE MEANINGS GIVEN THEM IN THE 1997 PLAN. AS OF FEBRUARY 22, 2002, THE CLOSING SALES PRICE OF OUR COMMON SHARES WAS $3.95.


ADMINISTRATION

         The 1997 plan is administered by a committee or entity appointed by our Board of Directors to perform any of the functions and duties of the Committee under the 1997 plan and, with respect to administration of the 1997 plan regarding participants who are subject to Section 16(a) and (b) of the Securities Exchange Act of 1934 and the related rules and regulations, that is a committee meeting the standards of Rule 16b-3 under the Exchange Act, or any similar successor rule, or the Board of Directors as a whole. The administrator is referred to in the 1997 plan as the "Committee". Members of the Committee serve at the pleasure of the Board of Directors and may be removed or replaced by the Board of Directors at any time. The Committee currently consists of H. Raymond Wallace (Chairman), James I. Ausman, M.D., Ph.D. and A. Brean Murray or the Board of Directors as a whole.

         Subject to the provisions of the 1997 plan, the Committee is authorized to interpret the 1997 plan, to make, amend and rescind rules relating to the 1997 plan, and to make all other determinations necessary or advisable for the 1997 plan's administration. The Committee's interpretation of any provision of the 1997 plan is, unless otherwise determined by our Board of Directors, final and conclusive. Subject to the provisions of the 1997 plan, the Committee determines, from those eligible to be participants under the 1997 plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted, the time or times such options shall be exercisable and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's sole discretion include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the participant competes with us or otherwise acts contrary to our interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to the 1997 plan. The Committee may condition any grant on the potential participant's agreement to such terms and conditions. Under the 1997 plan, in exercising its discretion, there is no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, officer, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, officers, directors, consultants or advisors with respect to the 1997 plan or otherwise.

         Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.

         In addition to any other rights of indemnification they may have, we will indemnify the members of the Committee in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the 1997 plan or any option granted under the 1997 plan to the full extent provided for under our Restated Articles of Incorporation or bylaws with respect to indemnification of our directors.

1997 PLAN PARTICIPANTS

         The Committee, in its discretion, selects the persons who are eligible to participate in the 1997 plan and determines the grants and awards to those individuals. The only limitation on eligibility under the 1997 plan is that individuals must be one of our key employees, officers, directors, consultants or advisors, as determined by the Committee in its discretion; provided that incentive stock options may be granted only to our employees, as defined in the Internal Revenue Code, to the extent required by Section 422 of the Internal Revenue Code.

         Approximately 29 key employees, six directors, and seven consultants and advisors are currently eligible to participate in the 1997 plan, of which 23 key employees and all of the directors, consultants and advisors have been granted options under the 1991 Plan, the 1997 plan, the Directors Plan or independent of any stock option plan.

         Subject to the adjustments described under the caption "Shares Subject to Grant or Award", no participant may be granted stock options to purchase more than 300,000 common shares in the aggregate in any fiscal year, as amended by the Board of Directors retroactively effective December 1, 2000. In addition, grants and awards are subject to the maximum number of shares remaining available for the grant of stock options under the 1997 plan. There are also limitations on the maximum value of incentive stock options that may become first exercisable by any person in any year. Each option grant under the 1997 plan must be evidenced by a written agreement containing provisions approved by the Committee.

SHARES SUBJECT TO GRANT OR AWARD

         The maximum number of common shares reserved for issuance upon the exercise of stock options granted under the 1997 plan is currently 1,660,000 common shares and is proposed to be amended to be 2,110,000 common shares. These common shares may consist in whole or in part of authorized and unissued or reacquired common shares. Unless the 1997 plan has terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the 1997 plan are again available for option and sale.

         The number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the 1997 plan, and the maximum number and type of shares that may be granted to any participant in any fiscal year are subject to such adjustment as the Committee, in its discretion, deems appropriate to reflect events such as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by Somanetics; provided that no fractional shares may be issued pursuant to the 1997 plan, no rights may be granted under the 1997 plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

AMENDMENT OR TERMINATION OF THE 1997 PLAN

         Our Board of Directors may terminate or amend the 1997 plan, or amend any stock option agreement under the 1997 plan, at any time; provided that,

         - to the extent required by Section 162(m) of the Internal Revenue Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting participants whose compensation is subject to Section 162(m) of the Internal Revenue Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to incentive stock options, no such amendment or revision may increase the maximum number of shares in the aggregate that are subject to the 1997 plan without our shareholders' approval or ratification, and

         - no such amendment or revision may change the option price or alter or impair any stock option previously granted under the 1997 plan, in a manner adverse to a participant, without the consent of that participant, all except as described under the caption "Shares Subject to Grant".

         Unless sooner terminated by our Board of Directors, the 1997 plan will terminate on January 15, 2007, which is ten years after its original adoption by our Board of Directors. No stock options may be granted under the 1997 plan after that date. Termination of the 1997 plan will not affect the validity of any option outstanding on the date of termination.

STOCK OPTIONS

  Grant of Stock Options

         Both incentive stock options and nonqualified options may be granted under the 1997 plan. An incentive stock option is intended to be an incentive stock option and qualifies as incentive stock options under Section 422 of the Internal Revenue Code. Any incentive stock option granted under the 1997 plan must have an exercise price that is not less than 100% of the fair market value of the shares on the date on which the option is granted. For an incentive stock option granted to a participant who owns more than 10% of our total combined voting shares, the exercise price must not be less than 110% of the fair market value of the shares subject to that option on the date the option is granted. A nonqualified option granted under the 1997 plan must have an exercise price that is not less than the par value, if any, of the common shares.

         At the time any option granted under the 1997 plan is exercised, the participant must pay the full option price for all shares purchased:

         -     in cash, or
         -     with the consent of the Committee, in its discretion,
                  -    in common shares,
                  - by a promissory note payable to the order of us that is acceptable to the Committee,
                  - by a cash down payment and a promissory note for the unpaid balance,
                  - subject to any conditions established by the Committee, by having us retain from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price,
                  - by delivery to us of written notice of the exercise, in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to us full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of the shares or loan against them,
                  - in such other manner as the Committee determines is appropriate, in its discretion.

The aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all of our plans cannot exceed $100,000.

  Term of Stock Options

         If not sooner terminated, each stock option granted under the 1997 plan will expire not more than ten years from the date of grant; provided that, with respect to an incentive stock option granted to a participant who, at the time of the grant, owns more than 10% of our total combined voting stock, the option must expire not more than five years after the date of the grant.

  Continuation of Employment

         Options granted under the 1997 plan may be exercised only while the participant is one of our employees, officers, directors, consultants or advisors, except as described under the caption "Extraordinary Transactions" and except that the Committee may, in its discretion, permit the exercise of all or any portion of the options granted to a participant:

         - for a period not to exceed three months following such termination with respect to incentive stock options that are intended to remain incentive stock options if such termination is not due to death or permanent disability of the participant,
         - for a period not to exceed one year following termination of employment with respect to incentive stock options that are intended to remain incentive stock options if termination of employment is due to the death or permanent disability of the participant, and
         - for a period not to extend beyond the expiration date with respect to nonqualified options or incentive stock options that are not intended to remain incentive stock options,

all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises its discretion.

         In no event, however, is an option exercisable after its expiration date, and, unless the Committee in its discretion determines otherwise pursuant to the 1997 plan, an option may only be exercised after termination of a participant's employment, consultation or other service to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its discretion in any manner it deems appropriate, including by resolution, by a provision in the option, or by an amendment to the option.

         Subject to the requirements of the Internal Revenue Code with respect to incentive stock options that are intended to remain incentive stock options, when a participant ceases to be one of our employees for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its discretion, in whole or in part, the time or installments with respect to which the stock option shall be exercisable, subject to any restrictions, terms and conditions fixed by the Committee. The Committee may exercise its discretion at the date of the grant of the stock option or after the date of grant.

         The Committee may require any participant to agree, as a condition to the grant of an option, to remain in his or her position as one of our employees, officers, directors, consultants or advisors for a minimum period from the date the stock option is granted that is fixed by the Committee. Nothing in the 1997 plan or in any option granted under the 1997 plan, nor any action taken by the Committee under the 1997 plan gives any participant any right with respect to continuation of employment, consultation or other service with us or interfere in any way with our right to terminate such person's employment, consultation or other service at any time.

  Sequential Exercise

         We may grant additional stock options to the same participant even if options previously granted to that participant remain unexercised. A participant may exercise any option granted under the 1997 plan, if then exercisable, even if options previously granted to that participant remain unexercised.

  Transferability of Options

         Except as otherwise described below, if required by Section 422 of the Internal Revenue Code, but only with respect to incentive stock options, or to the extent determined by the Committee in its discretion, (1) no option granted under the 1997 plan is transferable by the participant other than by will, or by the laws of descent and distribution or, for nonqualified options only (unless permitted by Section 422 of the Internal Revenue Code), pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (2) each option is exercisable, during the lifetime of the participant, only by the participant.

         The Committee may, in its discretion, grant options on terms that permit the optionee to transfer all or a portion of the options to the following persons, and that permit the following persons to exercise the options transferred to them:

         - the optionee's spouse, children or grandchildren of the optionee, who are referred to in the 1997 plan as "Immediate Family Members",
         - a trust or trusts for the exclusive benefit of Immediate Family Members,
         - a partnership in which Immediate Family Members are the only partners, or
         - such other persons or entities as determined by the Committee, in its discretion.

Any rights to transfer options are on such terms and conditions as the Committee, in its discretion, may determine; provided that (1) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with these provisions of the 1997 plan, and (2) subsequent transfers of transferred options are prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with the 1997 plan.

         Following transfer, the options continue to be subject to the same terms and conditions as were applicable immediately before transfer; provided that for some purposes under the 1997 plan (generally relating to exercise of the option) the term "Participant" is deemed to refer to the transferee. The events of termination of employment, described above under the caption "Continuation of Employment", continue to be applied to the original optionee. Following such events of termination of employment of the original optionee, the options are exercisable by the transferee only to the extent, and for the periods, described above under the caption "Continuation of Employment". The original optionee remains subject to withholding taxes and related requirements upon exercise described below under the caption "Federal Income Taxes--Withholding Payments". We have no obligation to provide any notice to any transferee, including notice of any termination of the option as a result of termination of the original optionee's employment or other service.

  Shareholder Rights

         No participant in the 1997 plan has any of the rights of our shareholders under any option granted under the 1997 plan until the actual issuance of shares to the participant. Before such issuance no adjustment will be made for dividends, distributions or other rights in respect of such shares, except as described under the caption "Shares Subject to Grant".

EXTRAORDINARY TRANSACTIONS

         Under the 1997 plan, specified consolidations, mergers, transfers of substantially all of our properties and assets, dissolutions, liquidations, reorganizations or reclassifications in such a way that holders of common shares are entitled to receive stock, securities, cash or other assets with respect to, or in exchange for, their common shares, are each referred to as a "Transaction". If we engage in a Transaction, then each participant exercising a 1997 plan stock option after consummation of the Transaction will be entitled to receive (for the same aggregate exercise price) the stock and other securities, cash and assets the participant would have received in the Transaction if he or she had exercised the option in full immediately before consummation of the Transaction.

         In addition, in connection with a Transaction, the Committee, acting in its discretion without the consent of any participant and regardless of any other provision of the 1997 plan, may:

         - permit stock options outstanding under the 1997 plan to be exercised in full for a limited period of time, after which all unexercised stock options and all rights of participants under such options would terminate,
         - permit stock options outstanding under the 1997 plan to be exercised in full for their then remaining terms, or
         - require all stock options outstanding under the 1997 plan to be surrendered to us for cancellation and payment to each participant in cash of the excess of the fair market value of the underlying common shares as of the date the Transaction is effective over the exercise price, less any applicable withholding taxes.

The 1997 plan provides, however, that the Committee may not select an alternative for a participant that would result in his or her liability under
Section 16(b) of the Exchange Act,
without the participant's consent. If all of the alternatives have such a result, the Committee will take action to put the participant in as close to the same position as he or she would have been in if one of the alternatives described above had been selected, but without resulting in any payment by the participant under Section 16(b) of the Exchange Act. With the consent of each participant, the Committee may make such provision with respect to any Transaction as it deems appropriate.

FEDERAL INCOME TAX CONSEQUENCES

         The rules governing the tax treatment of options and shares acquired upon the exercise of options are quite technical. Therefore, the description of federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

  Incentive Stock Options

         Incentive stock options granted under the 1997 plan are intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code. If the participant does not dispose of the shares acquired upon exercise of an incentive stock option within one year after the transfer of shares to the participant and within two years from grant of the option, the participant will realize no taxable income as a result of the grant or exercise of such option, and any gain or loss that is subsequently realized upon a sale or other disposition of the shares may be treated as long-term capital gain or loss, as the case may be. Under these circumstances, we will not be entitled to a deduction for federal income tax purposes with respect to either the issuance of the incentive stock options or the transfer of shares upon their exercise.

         If the participant disposes of the shares acquired upon exercise of incentive stock options before the above time periods expire, the participant will recognize ordinary income in the year in which the disqualifying disposition occurs, the amount of which will generally be the lesser of (1) the excess of the market value of the shares on the date of exercise over the option price, or (2) the gain recognized on such disposition. Such amount will ordinarily be deductible by us for federal income tax purposes in the same year, if the amount constitutes reasonable compensation. Moreover, we may be required to satisfy certain federal income tax withholding requirements with respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. In addition, the excess, if any, of the amount realized on a disqualifying disposition over the market value of the shares on the date of exercise will be treated as capital gain.

  Nonqualified Options

         A participant who acquires shares by exercise of a nonqualified option generally realizes taxable ordinary income at the time of exercise equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. Such amount ordinarily will be deductible by us in the same year, if the amount constitutes reasonable compensation. Moreover, we will be required to satisfy certain federal income tax withholding requirements with respect to such compensation, although deductibility of the compensation will not be conditioned on satisfying withholding requirements. Subsequent appreciation or decline in the value of the shares will generally be treated as capital gain or loss on the sale or other disposition of the shares.

  Capital Gains Rates

         If a participant recognizes capital gain upon the sale or other disposition of shares acquired upon exercise of options, the tax rate applicable to such gain will depend on a number of factors, including the date the options are granted, the date the options are exercised, the date the shares are sold or otherwise disposed of, the length of time the participant holds the shares, and the participant's marginal tax bracket. Participants should consult their own tax advisors concerning the impact to them of the long-term capital gain tax rates, as well as the other tax consequences of participation in the 1997 plan.

  Withholding Payments

         If upon the exercise of any nonqualified option or a disqualifying disposition, within the meaning of Section 422 of the Internal Revenue Code, of shares acquired upon exercise of an incentive stock option, we must pay any amount for income tax withholding, in the Committee's discretion, either the participant shall pay such amount to us, or the amount of common shares we deliver to the participant will be appropriately reduced, to reimburse us for such payment.

         We have the right to withhold the amount of such taxes from any other sums or property due or to become due from us to the participant on such terms and conditions as the Committee shall prescribe. We may also defer issuance of the stock upon exercise of such option until the participant pays us the amount of any such tax. The Committee may, in its discretion, permit participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of common shares delivered or deliverable by us upon exercise of a stock option appropriately reduced, or by electing to tender common shares back to us after exercise of a stock option to reimburse us for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

  Limitation on Compensation Deduction

         Publicly-held corporations may not deduct compensation paid to some of their executive officers in excess of $1 million. The employees covered by the $1 million compensation deduction limitation are the chief executive officer and those employees whose annual compensation is required to be reported to the Securities and Exchange Commission because the employee is one of the company's four highest compensated employees for the taxable year (other than the chief executive officer). Ordinary income attributable to stock options generally is included in an employee's compensation for purposes of the $1 million limitation on deductibility of compensation.

         There is an exception to the $1 million compensation deduction limitation for compensation paid pursuant to a qualified performance-based compensation plan. Compensation attributable to a stock option satisfies the qualified performance-based compensation exception if the following conditions are met:

         - the grant is made by a compensation committee comprised of outside directors,
         - the plan under which the options may be granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee,
         - under the terms of the option, the amount of compensation the employee would receive is based solely on an increase in the value of the shares after the date of the grant, for example, the option is granted at an exercise price equal to or greater than fair market value as of the date of the grant, and
         - the individuals eligible to receive grants, the maximum number of shares for which grants may be made to any employee, the exercise price of the options and other disclosures required by SEC proxy rules are disclosed to shareholders and subsequently approved by them.

         If the amount of compensation a covered employee may receive under the grant is not based solely on an increase in the value of the shares after the date of the grant (for example, an option is granted with an exercise price that is less than the fair market value of the underlying common shares as of the date of the grant), none of the compensation attributable to the grant is qualified performance-based compensation unless the grant is made subject to reaching a performance goal that has been previously established and approved by our shareholders and otherwise qualifies under Section 162(m) of the Internal Revenue Code. We have not established any performance goals for grants under the 1997 plan that meet the requirements of the performance-based compensation standard required by Section 162(m) of the Internal Revenue Code. The grant of options by the Board of Directors or by a committee not meeting the requirements of Section 162(m) will not qualify for the performance-based compensation exception to the $1 million compensation deduction limitation. Our Compensation Committee does not currently meet the requirements of Section 162(m).

ACCOUNTING TREATMENT

         Generally, under current accounting rules applicable to us, neither the grant nor the exercise of an incentive stock option or a nonqualified option under the 1997 plan requires any charge against earnings, if the exercise price of the option is equal to the fair market value of the shares on the date of grant. Footnote disclosure of the value of such options, however, is required. If the exercise price is below the fair market value of the shares on the date of grant, an earnings charge equal to the difference will be required either at the date of grant or possibly over the term of the option. If the optionee is allowed to pay the exercise price of an option with shares held less than six months (or possibly, if such price is paid by our withholding shares issuable upon exercise of the option), we will recognize an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price. In addition, if we make some changes to outstanding options, such as extending their exercisability after termination of employment or making changes described under the caption, "Extraordinary Transactions", a new grant date might occur, resulting in an earnings charge equal to the difference between the fair market value of the shares issuable upon exercise of the option and the exercise price on the date of the change.

OPTION GRANTS UNDER THE PLANS

         Options may be granted under the 1997 plan at the Committee's discretion, subject to shareholder approval of the proposed amendment to the 1997 plan if options are granted in excess of the 1,660,000 common shares currently authorized and before such approval. The following table sets forth, as to Bruce J. Barrett, William M. Iacona, Richard S. Scheuing, Ronald A. Widman, Pamela A. Winters, all current executive officers as a group, all current directors who are not executive officers as a group, all employees (including officers) who are not executive officers, as a group, and all other consultants and advisors, as a group, the options granted under the 1997 plan, the 1991 plan, the directors plan and independent of any option plan, collectively referred to as the "Plans", during the fiscal year ended November 30, 2001:

                                NEW PLAN BENEFITS
             Somanetics Corporation 1991 Incentive Stock Option Plan
                  Somanetics Corporation 1997 Stock Option Plan
      Somanetics Corporation Stock Options Granted Independent of Any Plan
             Somanetics Corporation 1993 Director Stock Option Plan

                                                               Number of Common
                                                           Shares Subject to Options
                                                            Granted Under the Plans
                                                           In the Fiscal Year Ended
                   Name and Position                           November 30, 2001
                   -----------------                       -------------------------
Bruce J. Barrett, President and Chief
    Executive Officer................................               218,000
William M. Iacona, Vice President of Finance,
    Controller and Treasurer.........................                41,400
Richard S. Scheuing, Vice President,
    Research and Development.........................                34,000
Ronald A. Widman, Vice President,
    Medical Affairs..................................                39,000
Pamela A. Winters, Vice President,
    Operations.......................................                42,000
All current executive officers as a
    group (6 persons) ...............................               415,800
All current directors who are not executive
    officers as a group (6 persons)..................                12,000
All employees (including officers) who
    are not executive officers as a
    group (23 persons)...............................                92,000
All other consultants and advisors as
    a group (7 persons)..............................                10,000

         The dollar values of these options cannot be determined because they depend on the market value of the underlying shares on the date of exercise. No associate of any director, nominee or executive officer has been granted options under the Plans. In addition, no person not named above has received five percent or more of the options authorized under the Plans, in the aggregate.

         Our Board of Directors has (1) terminated the Directors Plan, which means that no future grants of stock options will be made under the Directors Plan, and (2) determined to grant Outside Directors who continue to serve as our directors after each annual meeting of shareholders, 10-year options to purchase 2,000 common shares each year on the date of the annual meeting of shareholders, exercisable at the fair market value of the common shares on the date of grant.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE 1997 PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

          III. APPROVAL OF ISSUANCE OF COMMON SHARES TO ROBERT R. HENRY AND THE BREAN MURRAY & CO., INC. PROFIT SHARING PLAN

         To satisfy our pressing need for additional capital to fund our operations, on April 9, 2001, we completed a private placement of 1,325,000 newly-issued common shares, par value $0.01 a share, to 21 investors at a price of $1.75 per share, for gross proceeds of $2,318,750 in cash. The closing sale price of our common shares on April 9, 2001, as reported by The Nasdaq SmallCap Market, was $2.05. Our net proceeds, after deducting the placement agent's commissions and the expenses of the offering, were approximately $2,152,000. Brean Murray & Co., Inc. was our exclusive placement agent for the offering and received for its services (1) $104,362.50 as a placement agent fee, and (2) warrants to purchase 25,000 common shares at $2.10 per share exercisable during the four-year period beginning April 9, 2002. Brean Murray & Co., Inc. is an investment banking company that is a wholly-owned subsidiary of BMI Holding Co.
A. Brean Murray, one of our directors, owns 65.19% of the outstanding voting stock of BMI Holding Co. and his wife owns 17.78% of the outstanding voting stock of BMI Holding Co.

         In addition to 19 other investors who purchased an aggregate of 1,192,715 common shares in the offering,

         - the Brean Murray & Co., Inc. Profit Sharing Plan purchased 32,285 common shares in the offering, and
         - Robert R. Henry, one of our directors, purchased 100,000 common shares in the offering.

You are being asked to consider and approve our issuance and sale on April 9, 2001 of 100,000 common shares at $1.75 a share to Robert R. Henry, one of our directors, and 32,285 common shares at $1.75 a share to the Brean Murray & Co., Inc. Profit Sharing Plan, an entity affiliated with A. Brean Murray, one of our directors, all in connection with our April 9, 2001 private placement of common shares.

         We are seeking shareholder approval because The Nasdaq Stock Market has told us that the issuance of common shares to Robert R. Henry and to the Brean Murray & Co., Inc. Profit Sharing Plan requires approval by our shareholders under Nasdaq Marketplace Rule 4350(i)(1)(A) to maintain our listing on The Nasdaq SmallCap Market. As interpreted by The Nasdaq Stock Market, that rule requires shareholder approval when an issuer makes an arrangement pursuant to which stock may be acquired by officers or directors, subject to various exceptions that The Nasdaq Stock Market deems not applicable. As a result of The Nasdaq Stock Market informing us that shareholder approval is required, Mr. Henry and the Brean Murray & Co., Inc. Profit Sharing Plan agreed not to transfer the common shares they acquired on April 9, 2001 unless and until the issuance of those shares is approved by our shareholders.


         As of February 22, 2002, we had 9,077,863 common shares outstanding. These shares include the 132,285 common shares, or approximately 1.5% of the currently outstanding shares, issued to Mr. Henry and the Brean Murray & Co., Inc. Profit Sharing Plan on April 9, 2001 for an aggregate of $231,498.75 in cash.

         Our Board of Directors considered other methods of financing in early 2001, including continued sales to Kingsbridge Capital Limited pursuant to our then existing Private Equity Line Agreement, private placements of debt and other equity securities and a public offering of equity securities. We were, however, unable to use the Private Equity Line Agreement for adequate additional financing, and Kingsbridge Capital Limited agreed to terminate that agreement and Kingsbridge's right to the discount on any unsold shares, in exchange for our payment of $200,000 to Kingsbridge out of the proceeds of the April 9, 2001 private placement of common shares.


         Based on then current market conditions, our then current financial condition and discussions with our financial advisor, Brean Murray & Co., Inc., our Board determined that the private offering of common shares was the alternative that provided us with the most certainty that we could obtain the capital we desired to raise at that time. The Board also determined that to obtain the amount of capital we desired to raise, we would have to sell our common shares at a discount to the then current market price of the securities issued. Therefore, the Board of Directors unanimously approved the private placement of 1,325,000 common shares at $1.75 a share.

         In that offering, Robert R. Henry and the Brean Murray & Co., Inc. Profit Sharing Plan purchased an aggregate of 132,285 common shares, approximately 10% of the offered shares, on the same terms and conditions as were negotiated at arm's length with the other investors in the offering. We believe that we would not have been able to raise the amount of capital we desired to raise at that time in a timely manner without the investments made by Robert R. Henry and the Brean Murray & Co., Inc. Profit Sharing Plan. Therefore, the Board of Directors unanimously recommends that shareholders approve our issuance and sale on April 9, 2001 of 100,000 common shares at $1.75 a share to Robert R. Henry, one of our directors, and 32,285 common shares at $1.75 a share to the Brean Murray & Co., Inc. Profit Sharing Plan, an entity affiliated with
A. Brean Murray, one of our directors, all in connection with our April 9, 2001 private placement of common shares.

VOTE REQUIRED TO APPROVE THE ISSUANCE TO ROBERT R. HENRY AND THE BREAN MURRAY & CO., INC. PROFIT SHARING PLAN AND PRINCIPAL EFFECTS OF APPROVAL OR NON-APPROVAL

         The approval by a majority of the votes cast by the holders of common shares at the meeting and entitled to vote on the action is necessary for shareholder approval of the issuance of common shares to Robert R. Henry and the Brean Murray & Co., Inc. Profit Sharing Plan on April 9, 2001. Abstentions, withheld votes and broker non-votes will not be deemed votes cast in determining approval of this proposal, but will be counted in determining the number of common shares present or represented by proxy in determining whether a quorum is present.

         If such approval is obtained at the meeting, we may issue and sell on April 9, 2001 100,000 common shares at $1.75 a share to Robert R. Henry, one of our directors, and 32,285 common shares at $1.75 a share to the Brean Murray & Co., Inc. Profit Sharing Plan, an entity affiliated with A. Brean Murray, one of our directors, all pursuant to Nasdaq Rule 4350(i)(1)(A). As a result,

         - the Brean Murray & Co., Inc. Profit Sharing Plan may retain the 32,285 common shares issued to it as of April 9, 2001 and may transfer those shares, subject to restrictions on transfers of restricted securities under the Securities Act of 1933,
         - Robert R. Henry may retain the 100,000 common shares issued to him as of April 9, 2001 and may transfer those shares, subject to restrictions on transfers of restricted securities under the Securities Act of 1933, and
         - we may retain the $231,498.75 in gross proceeds we received for the sale of those shares.

         If shareholder approval of this proposal is not obtained at the meeting, we will rescind the sales to Robert R. Henry and the Brean Murray & Co., Inc. Profit Sharing Plan by returning the $231,498.75 purchase price for those shares, plus interest at a rate of 9% a year and receiving from them their certificates for 132,285 common shares, which we would then cancel and return to the status of authorized, but unissued, shares. We are seeking shareholder approval to comply with shareholder approval requirements for securities traded on The Nasdaq SmallCap Market.

NASDAQ SHAREHOLDER APPROVAL REQUIREMENT

         We are seeking shareholder approval of our issuance and sale on April 9, 2001 of 100,000 common shares at $1.75 a share to Robert R. Henry, one of our directors, and 32,285 common shares at $1.75 a share to the Brean Murray & Co., Inc. Profit Sharing Plan, an entity affiliated with A. Brean Murray, one of our directors, all in connection with our April 9, 2001 private placement of common shares.

         Our common shares are listed for trading on The Nasdaq SmallCap Market. As a result, we must comply with Nasdaq corporate governance rules contained in the Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 4350(i)(1)(A) requires shareholder approval of a plan or arrangement when a stock option or purchase plan is to be established or other arrangement made pursuant to which stock may be acquired by officers or directors, subject to various exceptions that The Nasdaq Stock Market deems not applicable to our April 9, 2001 issuance of common shares to Robert R. Henry and A. Brean Murray.

OUTSTANDING RIGHTS TO ACQUIRE COMMON SHARES


         As of February 22, 2002, we had 9,077,863 common shares outstanding and the following rights to acquire our common shares were outstanding:

         - 1,906,232 common shares reserved for issuance under our 1991 Incentive Stock Option Plan, 1993 Director Stock Option Plan, 1997 Stock Option Plan and non-plan options, of which options to purchase an aggregate of 1,846,120 common shares were outstanding as of February 22, 2002. The number of shares reserved for issuance under our 1997 Stock Option Plan has been increased by an additional 450,000, subject to shareholder approval at the meeting. See Part II of this proxy statement;

         - 200,000 common shares issuable upon exercise of the warrants originally issued to the underwriter in connection with our public offering of common shares that closed in June 1997;
         - 205,097 common shares issuable upon exercise of the warrant issued to Kingsbridge Capital Limited in connection with our former Private Equity Line Agreement on March 6, 2000;
         - 2,500,000 common shares issuable upon exercise of warrants issued to CorRestore LLC and its agent Wolfe & Company in connection with our License Agreement;
         - 25,000 common shares issuable upon exercise of the warrant issued to Brean Murray & Co., Inc. in connection with our private placement of common shares that closed in April 2001; and
         -     100,000 common shares issuable upon exercise of warrants issued to Brean Murray & Co., Inc. in connection with our public
               offering of common shares that closed in January 2002.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF OUR ISSUANCE AND SALE ON APRIL 9, 2001 OF 100,000 COMMON SHARES AT $1.75 A SHARE TO ROBERT R. HENRY, ONE OF OUR DIRECTORS, AND 32,285 COMMON SHARES AT $1.75 A SHARE TO THE BREAN MURRAY & CO., INC. PROFIT SHARING PLAN, AN ENTITY AFFILIATED WITH A. BREAN MURRAY, ONE OF OUR DIRECTORS, ALL PURSUANT TO NASDAQ RULE 4350(I)(1)(A).

                                IV. OTHER MATTERS

ANNUAL REPORT

         A COPY OF OUR ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2001 ACCOMPANIES THIS PROXY STATEMENT. WE FILE AN ANNUAL REPORT ON FORM 10-K WITH THE SECURITIES AND EXCHANGE COMMISSION. WE WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON BEING SOLICITED BY THIS PROXY STATEMENT, UPON THE WRITTEN REQUEST OF

ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE
FISCAL YEAR ENDED NOVEMBER 30, 2001 (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS FOR WHICH A REASONABLE CHARGE SHALL BE IMPOSED). ALL SUCH REQUESTS SHOULD BE DIRECTED TO SOMANETICS CORPORATION, 1653 EAST MAPLE ROAD, TROY, MICHIGAN 48083-4208, ATTENTION: INVESTOR RELATIONS DEPARTMENT.

INDEPENDENT ACCOUNTANTS

         Deloitte & Touche LLP are our independent accountants and have reported on the financial statements in our 2001 Annual Report to Shareholders, which accompanies this proxy statement. Our independent accountants are appointed by our Board of Directors after receiving the recommendation of its Audit Committee. We will not select our independent accountants for the fiscal year ending November 30, 2002 until later in our fiscal year.

         A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if he desires to do so. The representative will also be available to respond to appropriate questions.

         For the year ended November 30, 2001, we retained Deloitte & Touche LLP to provide services in the following categories and amounts of fees billed:

         Audit Fees..........................................................................      $56,000
         Financial Information Systems Design and Implementation Fees........................           $0
         All Other Fees......................................................................      $86,800

Our Audit Committee has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining Deloitte & Touche LLP's independence.

SHAREHOLDER PROPOSALS

         Proposals of shareholders that are intended to be presented at our 2003 Annual Meeting of Shareholders must be received by our Secretary at our offices, 1653 East Maple Road, Troy, Michigan 48083-4208, no later than November 8, 2002 to be considered for inclusion in the proxy statement and proxy relating to that meeting. Such proposals should be sent by certified mail, return receipt requested.

         We must receive notice of any proposals of shareholders that are intended to be presented at our 2003 Annual Meeting of Shareholders, but that are not intended to be considered for inclusion in our proxy statement and proxy related to that meeting, no later than January 22, 2003 to be considered timely. Such proposals should be sent by certified mail, return receipt requested and addressed to Somanetics Corporation, 1653 East Maple Road, Troy, Michigan 48083-4208, Attention: Investor Relations Department. If we do not have notice of the matter by that date, our form of proxy in connection with that meeting may confer discretionary authority to vote on that matter, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

OTHER BUSINESS

         Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the Notice of Annual Meeting of Shareholders, and none of us has any present knowledge that other matters will be presented for action at the annual meeting by others. However, if other matters are properly presented to the meeting, the persons named in the enclosed proxy intend to vote the shares represented by the proxy in accordance with their best judgment.

                                          By order of the Board of Directors

                                          Bruce J. Barrett
                                          President and Chief Executive Officer
Troy, Michigan
March 8, 2002

                                    EXHIBIT A

                              AMENDED AND RESTATED
                             SOMANETICS CORPORATION
                             1997 STOCK OPTION PLAN


      1. Definitions: As used herein, the following terms shall have the following meanings:

            (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations thereunder.

            (b) "Committee" shall mean, (i) with respect to administration of the Plan regarding Participants who are subject to Section 16(a) and (b) of the Exchange Act, a committee meeting the standards of Rule 16b-3 of the Rules and Regulations under the Exchange Act, or any similar successor rule, appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan, or the Board of Directors as a whole, and (ii) with respect to administration of the Plan regarding all other Participants, such committee or the Board of Directors of the Company, as described in clause (i), or such other committee or entity appointed by the Board of Directors of the Company to perform any of the functions and duties of the Committee under the Plan.

            (c) "Common Shares" shall mean the Common Shares, par value $.01 per share, of the Company.

            (d) "Company" shall mean Somanetics Corporation, a Michigan corporation, or any successor thereof.

            (e) "Discretion" shall mean the sole discretion of the Committee, with no requirement whatsoever that the Committee follow past practices, act in a manner consistent with past practices, or treat any key employee, director, consultant or advisor in a manner consistent with the treatment afforded other key employees, directors, consultants or advisors with respect to the Plan or otherwise.

            (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

            (g) "Incentive Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan and also is intended to be, and qualifies as, an incentive stock option within the meaning of Section 422 of the Code.

            (h) "Nonqualified Option" shall mean an option to purchase Common Shares which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an incentive stock option within the meaning of the Code.

            (i) "Participant" shall mean any individual designated by the Committee under Paragraph 6 for participation in the Plan.

            (j) "Plan" shall mean this Somanetics Corporation 1997 Stock Option Plan.

            (k) "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

            (l) "Subsidiary" shall mean any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of all classes of outstanding voting equity interests.

      2. Purpose of Plan: The purpose of the Plan is to provide key employees (including officers), directors, consultants and advisors of the Company and its Subsidiaries (collectively, "key employees") with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its Subsidiaries, to join the interests of key employees, directors, consultants and advisors with the interests of the shareholders of the Company, and to facilitate attracting and retaining key employees, directors, consultants and advisors of exceptional ability.

      3. Administration: The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee shall determine, from those eligible to be Participants under the Plan, the persons to be granted stock options, the amount of stock to be optioned to each such person, the time such options shall be granted and the terms and conditions of any stock options. Such terms and conditions may, in the Committee's Discretion, include, without limitation, provisions providing for termination of the option, forfeiture of the gain on any option exercises or both if the Participant competes with the Company or otherwise acts contrary to the Company's interests, and provisions imposing restrictions, potential forfeiture or both on shares acquired upon exercise of options granted pursuant to this Plan. The Committee may condition any grant on the potential Participant's agreement to such terms and conditions.

      Subject to the provisions of the Plan, the Committee is authorized to interpret the Plan, to promulgate, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for its administration. Interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

      4. Indemnification: In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any option granted hereunder to the full extent provided for under the Company's articles of incorporation or bylaws with respect to indemnification of directors of the Company.

      5. Maximum Number of Shares Subject to Plan: The maximum number of shares with respect to which stock options may be granted under the Plan shall be an aggregate of [1,660,000] [2,110,000] Common Shares, which may consist in whole or in part of authorized and unissued or reacquired Common Shares. Unless the Plan shall have been terminated, shares covered by the unexercised portion of canceled, expired or otherwise terminated options under the Plan shall again be available for option and sale.

      Subject to Paragraph 16, the number and type of shares subject to each outstanding stock option, the option price with respect to outstanding stock options, the aggregate number and type of shares remaining available under the Plan, and the maximum number and type of shares that may be granted to any Participant in any fiscal year of the Company pursuant to Paragraph 6, shall be subject to such adjustment as the Committee, in its Discretion, deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, statutory share exchanges or reorganizations of or by the Company; provided that no fractional shares shall be issued pursuant to the Plan, no rights may be granted under the Plan with respect to fractional shares, and any fractional shares resulting from such adjustments shall be eliminated from any outstanding option.

      6. Participants: The Committee shall determine and designate from time to time, in its Discretion, those key employees (including officers), directors, consultants and advisors of or to the Company or any Subsidiary to whom options are to be granted and who thereby become Participants under the Plan; provided, however, that (a) Incentive Options shall be granted only to employees (as defined in the Code) of the Company or a corporate Subsidiary, to the extent required by Section 422 of the Code, or any successor provision, and (b) no Participant may be granted stock options to purchase more than [200,000] [300,000] Common Shares in the aggregate in any fiscal year of the Company, subject to any adjustments provided in the final paragraph of Paragraph 5 and in Paragraph 16.

      7. Allotment of Shares: The Committee shall determine and fix the number of Common Shares to be offered to each Participant; provided that no Incentive Option may be granted under the Plan to any one Participant which would result in the aggregate fair market value, determined as of the date the option is granted, of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) exceeding $100,000.

      8. Option Price: Subject to the rules set forth in this Paragraph 8, the Committee, in its Discretion, shall establish the option price at the time any option is granted. With respect to an Incentive Option, such option price shall not be less than 100% of the fair market value of the stock on the date on which such option is granted; provided that with respect to an Incentive Option granted to an employee who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the

Company or of any parent or Subsidiary, the option price shall not be less than 110% of the fair market value of the stock subject to the Incentive Option on the date such option is granted. With respect to a Nonqualified Option, the option price shall be not less than the par value, if any, of the Common Shares. Fair market value of a share shall be determined by the Committee and may be determined by using the closing sale price of the Company's stock on any exchange or other market on which the Common Shares shall be traded on such date, or if there is no sale on such date, on the next following date on which there is a sale, or the average of the closing bid and asked prices in any market or quotation system in which the Common Shares shall be listed or traded on such date. The option price will be subject to adjustment in accordance with the provisions of Paragraphs 5 and 16 of the Plan.

      9. Granting and Exercise of Options: The granting of options under the Plan shall be effected in accordance with determinations made by the Committee pursuant to the provisions of the Plan, by execution of instruments in writing in form approved by the Committee. Such instruments shall constitute binding contracts between the Company and the Participant.

      Subject to the terms of the Plan, the Committee, in its Discretion, may grant to Participants Incentive Options, Nonqualified Options or any combination thereof. Each option granted under the Plan shall designate the number of shares covered thereby, if any, with respect to which the option is an Incentive Option and the number of shares covered thereby, if any, with respect to which the option is a Nonqualified Option.

      Subject to the terms of the Plan, each option granted under the Plan shall be exercisable at any such time or times or in any such installments as may be determined by the Committee in its Discretion; provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000. Except as provided in Paragraph 13, options may be exercised only while the Participant is an employee, director, consultant or advisor of the Company or a Subsidiary.

      Notwithstanding any other term or provision of this Plan, but subject to the requirements of the Code with respect to Incentive Options that are intended to remain Incentive Options, in connection with a Participant ceasing to be an employee of the Company or a Subsidiary for any reason, the stock option agreement may provide for the acceleration of, or the Committee may accelerate, in its Discretion (exercised at the date of the grant of the stock option or after the date of grant), in whole or in part, the time or times or installments with respect to which any option granted under this Plan shall be exercisable in connection with termination of a Participant's employment with the Company or a Subsidiary, subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion.

      Successive stock options may be granted to the same Participant, whether or not the option or options previously granted to such Participant remain unexercised. A Participant may exercise any option granted under the Plan, if then exercisable, notwithstanding that options granted to such Participant prior to the option then being exercised remain unexercised.

      10. Payment of Option Price: At the time of the exercise in whole or in part of any option granted under this Plan, payment in full in cash, or with the consent of the Committee, in its Discretion, in Common Shares or by a promissory note payable to the order of the Company which is acceptable to the Committee, shall be made by the Participant for all shares so purchased. Such payment may, with the consent of the Committee, in its Discretion, also consist of a cash down payment and delivery of such a promissory note in the amount of the unpaid exercise price. In the Discretion of, and subject to such conditions as may be established by, the Committee, payment of the option price may also be made by the Company retaining from the shares to be delivered upon exercise of the stock option that number of shares having a fair market value on the date of exercise equal to the option price of the number of shares with respect to which the Participant exercises the option. In the Discretion of the Committee, a Participant may exercise an option, if then exercisable, in whole or in part, by delivery to the Company of written notice of the exercise in such form as the Committee may prescribe, accompanied by irrevocable instructions to a stock broker to promptly deliver to the Company full payment for the shares with respect to which the option is exercised from the proceeds of the stock broker's sale of or loan against some or all of the shares. Such payment may also be made in such other manner as the Committee determines is appropriate, in its Discretion. No Participant shall have any of the rights of a shareholder of the Company under any option until the actual issuance of shares to such Participant, and prior to such issuance no adjustment shall be made for dividends, distributions or other rights in respect of such shares, except as provided in Paragraphs 5 and 16.

      11. Transferability of Option: Except as otherwise provided in this Paragraph 11, (i) to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, or (ii) to the extent determined by the Committee in its Discretion (either by resolution or by a provision in, or amendment to, the option), (a) no option granted under the Plan to a Participant shall be transferable by such Participant otherwise than
(1) by will, or (2) by the laws of descent and distribution or, (3) with respect to Nonqualified Options only (unless permitted by Section 422 of the Code or any successor section), pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and (b) such option shall be exercisable, during the lifetime of the Participant, only by the Participant.

      The Committee may, in its Discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to, and the exercise of such option by, (i) the spouse, children or grandchildren of the optionee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which such Immediate Family Members are the only partners, or
(iv) such other persons or entities as determined by the Committee, in its Discretion, on such terms and conditions as the Committee, in its Discretion, may determine; provided that (y) the stock option agreement pursuant to which such options are granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Paragraph 11, and
(z) subsequent transfers of transferred options shall be prohibited except for transfers the original optionee would be permitted to make (if he or she were still the owner of the option) in accordance with this Paragraph 11.

      Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately before transfer, provided that for purposes of Paragraphs 9, 10, 14, 16 and 18 the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Paragraph 13 shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods, specified in Paragraph 13. The original optionee shall remain subject to withholding taxes and related requirements upon exercise provided in Paragraph 15. The Company shall have no obligation to provide any notice to any transferee, including, without limitation, notice of any termination of the option as a result of termination of the original optionee's employment with, or other service to, the Company.

      12. Continuance of Employment; No Right to Continued Employment: The Committee may require, in its Discretion, that any Participant under the Plan to whom an option shall be granted shall agree in writing as a condition of the granting of such option to remain in his or her position as an employee, director, consultant or advisor of the Company or a Subsidiary for a designated minimum period from the date of the granting of such option as shall be fixed by the Committee.

      Nothing contained in the Plan or in any option granted pursuant to the Plan, nor any action taken by the Committee hereunder, shall confer upon any Participant any right with respect to continuation of employment, consultation or other service by or to the Company or a Subsidiary nor interfere in any way with the right of the Company or a Subsidiary to terminate such person's employment, consultation or other service at any time.

      13. Termination of Employment; Expiration of Options: Subject to the other provisions of the Plan, including, without limitation, Paragraphs 9 and 16 and this Paragraph 13, all rights to exercise options shall terminate when a Participant ceases to be an employee, director, consultant or advisor of or to the Company or a Subsidiary for any cause, except that the Committee may, in its Discretion, permit the exercise of all or any portion of the options granted to such Participant

            (i) for a period not to exceed three months following such termination with respect to Incentive Options that are intended to remain Incentive Options if such termination is not due to death or permanent disability of the Participant,

            (ii) for a period not to exceed one year following termination of employment with respect to Incentive Options that are Intended to remain Incentive Options if termination of employment is due to the death or permanent disability of the Participant, and

            (iii) for a period not to extend beyond the expiration date with respect to Nonqualified Options or Incentive Options that are not intended to remain Incentive Options, all subject to any restrictions, terms and conditions fixed by the Committee either at the date of the award or at the date it exercises such Discretion. In no event, however, shall an option be exercisable after its expiration date, and, unless the Committee in its Discretion determines otherwise (pursuant to Paragraph 9 or Paragraph 16), an option may only be exercised after termination of a Participant's employment, consultation or other service by or to the Company to the extent exercisable on the date of such termination or to the extent exercisable as a result of the reason for such termination. The Committee may evidence the exercise of its Discretion under this Paragraph 13 in any manner it deems appropriate, including by resolution or by a provision in, or amendment to, the option.

      If not sooner terminated, each stock option granted under the Plan shall expire not more than 10 years from the date of the granting thereof; provided that with respect to an Incentive Option granted to a Participant who, at the time of the grant, owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of stock of the Company or of any parent or Subsidiary, such option shall expire not more than 5 years after the date of granting thereof.

      14. Investment Purpose: If the Committee in its Discretion determines that as a matter of law such procedure is or may be desirable, it may require a Participant, upon any exercise of any option granted under the Plan or any portion thereof and as a condition to the Company's obligation to deliver certificates representing the shares subject to exercise, to execute and deliver to the Company a written statement, in form satisfactory to the Committee, representing and warranting that the Participant's purchase of Common Shares upon exercise thereof shall be for such person's own account, for investment and not with a view to the resale or distribution thereof and that any subsequent sale or offer for sale of any such shares shall be made either pursuant to (a) a Registration Statement on an appropriate form under the Securities Act, which Registration Statement has become effective and is current with respect to the shares being offered and sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Participant shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the availability of such exemption. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon exercise of any option granted under the Plan.

      15. Withholding Payments: If upon the exercise of any Nonqualified Option or a disqualifying disposition (within the meaning of Section 422 of the Code) of shares acquired upon exercise of an Incentive Option, there shall be payable by the Company or a Subsidiary any amount for income tax withholding, in the Committee's Discretion, either the Participant shall pay such amount to the Company, or the amount of Common Shares delivered by the Company to the Participant shall be appropriately reduced, to reimburse the Company or such Subsidiary for such payment. The Company or any of its Subsidiaries shall have the right to withhold the amount of such taxes from any other sums or property due or to become due from the Company or any of its Subsidiaries to the Participant upon such terms and conditions as the Committee shall prescribe. The Company may also defer issuance of the stock upon exercise of such option until payment by the Participant to the Company of the amount of any such tax. The Committee may, in its Discretion, permit Participants to satisfy such withholding obligations, in whole or in part, by electing to have the amount of Common Shares delivered or deliverable by the Company upon exercise of a stock option appropriately reduced, or by electing to tender Common Shares back to the Company subsequent to exercise of a stock option to reimburse the Company or such Subsidiary for such income tax withholding, subject to such rules and regulations, if any, as the Committee may adopt. The Committee may make such other arrangements with respect to income tax withholding as it shall determine.

      16. Extraordinary Transactions: In case the Company (i) consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger, or (ii) permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets, or (iii) transfers all or substantially all of its properties and assets to any other corporation or other person or entity, or (iv) dissolves or liquidates, or (v) effects a capital reorganization or reclassification in such a way that holders of Common Shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Shares, then, and in each such case, proper provision shall be made so that, each Participant holding a stock option upon the exercise of such option at any time after the consummation of such consolidation, merger, transfer, dissolution, liquidation, reorganization or reclassification (each transaction, for purposes of this Paragraph 16, being herein called a "Transaction"), shall be entitled to receive (at the aggregate option price in effect for all Common Shares issuable upon such exercise immediately prior to such consummation and as adjusted to the time of such Transaction), in lieu of Common Shares issuable upon such exercise prior to such consummation, the stock and other securities, cash and assets to which such Participant would have been entitled upon such consummation if such Participant had so exercised such stock option in full immediately prior thereto (subject to adjustments subsequent to such Transaction provided for in Paragraph 5).

      Notwithstanding anything in the Plan to the contrary, in connection with any Transaction and effective as of a date selected by the Committee, which date shall, in the Committee's judgment, be far enough in advance of the Transaction to permit Participants holding stock options to exercise their options and participate in the Transaction as a holder of Common Shares, the Committee, acting in its Discretion without the consent of any Participant, may effect one or more of the following alternatives with respect to all of the outstanding stock options (which alternatives may be made conditional on the occurrence of the applicable Transaction and which may, if permitted by law, vary among individual Participants): (a) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for a limited period of time on or before a specified date fixed by the Committee after which specified date all unexercised stock options and all rights of Participants thereunder shall terminate; (b) accelerate the time at which stock options then outstanding may be exercised so that such stock options may be exercised in full for their then remaining term; or (c) require the mandatory surrender to the Company of outstanding stock options held by such Participants

(irrespective of whether such stock options are then exercisable) as of a date, before or not later than sixty days after such Transaction, specified by the Committee, and in such event the Company shall thereupon cancel such stock options and shall pay to each Participant an amount of cash equal to the excess of the fair market value of the aggregate Common Shares subject to such stock option, determined as of the date such Transaction is effective, over the aggregate option price of such shares, less any applicable withholding taxes; provided, however, the Committee shall not select an alternative (unless consented to by the Participant) such that, if a Participant exercised his or her accelerated stock option pursuant to alternative (a) or (b) and participated in the Transaction or received cash pursuant to alternative (c), the alternative would result in the Participant's owing any money by virtue of the operation of
Section 16(b) of the Exchange Act. If all such alternatives have such a result, the Committee shall, in its Discretion, take such action to put such Participant in as close to the same position as such Participant would have been in had alternative (a), (b) or (c) been selected but without resulting in any payment by such Participant pursuant to Section 16(b) of the Exchange Act. Notwithstanding the foregoing, with the consent of affected Participants, each with respect to such Participant's option only, the Committee may in lieu of the foregoing make such provision with respect to any Transaction as it deems appropriate.

      17. Effectiveness of Plan: This Plan shall be effective on the date the Board of Directors of the Company adopts this Plan, provided that the shareholders of the Company approve the Plan within 12 months before or after its adoption by the Board of Directors. Options may be granted before shareholder approval of this Plan, but each such option shall be subject to shareholder approval of this Plan. No option granted under this Plan shall be exercisable unless and until this Plan shall have been approved by the Company's shareholders.

      18. Termination, Duration and Amendments to the Plan: The Plan may be abandoned or terminated at any time by the Board of Directors of the Company. Unless sooner terminated, the Plan shall terminate on the date ten years after the earlier of its adoption by the Board of Directors or its approval by the shareholders of the Company, and no stock options may be granted under the Plan thereafter. The termination of the Plan shall not affect the validity of any option which is outstanding on the date of termination.

      For the purpose of conforming to any changes in applicable law or governmental regulations, or for any other lawful purpose, the Board of Directors shall have the right, with or without approval of the shareholders of the Company, to amend or revise the terms of this Plan or any option agreement under this Plan at any time; provided, however, that (i) to the extent required by Section 162(m) of the Code and related regulations, or any successor rule, but only with respect to amendments or revisions affecting Participants whose compensation is subject to Section 162(m) of the Code, and to the extent required by Section 422 of the Code, or any successor section, but only with respect to Incentive Options, no such amendment or revision shall increase the maximum number of shares in the aggregate which are subject to this Plan (subject, however, to the provisions of Paragraphs 5 and 16) without the approval or ratification of the shareholders of the Company, and (ii) no such amendment or revision shall change the option price (except as contemplated by Paragraphs 5 and 16) or alter or impair any option which shall have been previously granted under this Plan, in a manner adverse to a Participant, without the consent of such Participant.

      As adopted by the Board of Directors on January 15, 1997, and amended on January 15, 1998, January 21, 1999, February 16, [2000 and] [2000,] December 4,
[2000.] [2000 and February 21, 2002.]

[FRONT]
PROXY


                             SOMANETICS CORPORATION
           BOARD OF DIRECTORS PROXY FOR ANNUAL MEETING APRIL 17, 2002 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF SOMANETICS CORPORATION

The undersigned hereby appoints Bruce J. Barrett and Mary Ann Victor, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned to vote as proxy all the common shares, par value $0.01 per share, of the undersigned in Somanetics Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on April 17, 2002, and at any and all adjournments thereof.



                         (To be Signed on Reverse Side)



                              [See reverse side.]

[BACK]
/X/   Please mark your
      votes as in this
      example.

         FOR ALL NOMINEES                 WITHHOLD                                                    FOR    AGAINST    ABSTAIN
           LISTED BELOW                   AUTHORITY                                                   / /      / /        / /
         (EXCEPT AS MARKED             TO VOTE FOR ALL         2. Approval of an amendment to
           TO THE CONTRARY             NOMINEES LISTED            the Somanetics Corporation
               BELOW)                                             1997 Stock Option Plan to
               / /                          / /                   increase the number of common
                                                                  shares reserved for issuance
1.   Election of                                                  pursuant to the exercise of
     Directors                                                    options granted under the 1997
                                                                  plan by 450,000 shares, from
NOMINEES:  DANIEL S. FOLLIS, DR. JAMES I. AUSMAN, AND JOE         1,660,000 to 2,110,000 shares.
B. WOLFE (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE                                              FOR    AGAINST    ABSTAIN
SPACE PROVIDED BELOW.)                                                                                / /      / /        / /
                                                               3. Approval of our issuance and
                                                                  sale on April 9, 2001 of
-------------------------------------------------                 100,000 common shares at $1.75
                                                                  a share to Robert R. Henry,
                                                                  one of our directors, and
                                                                  32,285 common shares at $1.75
                                                                  a share to the Brean Murray &
                                                                  Co., Inc. Profit Sharing Plan,
                                                                  an entity affiliated with A.
                                                                  Brean Murray, one of our
                                                                  directors, all pursuant to
                                                                  Nasdaq Rule 4350(i)(1)(A).


                                                               4. In their discretion with
                                                                  respect to any other matters
                                                                  that may properly come before
                                                                  the meeting.

                                                               THE SHARES REPRESENTED BY THIS
                                                               PROXY WILL BE VOTED IN ACCORDANCE
                                                               WITH THE SPECIFICATIONS MADE
                                                               HEREIN. THE SHARES REPRESENTED BY
                                                               THIS PROXY WILL BE VOTED FOR THE
                                                               ELECTION OF THE DIRECTORS NAMED
                                                               IN PROPOSAL 1 AND FOR PROPOSALS 2
                                                               AND 3 IF NO INSTRUCTIONS TO THE
                                                               CONTRARY ARE INDICATED OR IF NO
                                                               INSTRUCTION IS GIVEN.

                                                               PLEASE DATE, SIGN AND RETURN THIS
                                                               PROXY PROMPTLY IN THE ENCLOSED
                                                               ENVELOPE.

SIGNATURE(S):                                                              DATE:                                              , 2002
               ----------------------------------------------------               --------------------------------------------

SIGNATURE(S):                                                              DATE:                                              , 2002
               ----------------------------------------------------               --------------------------------------------

(NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, GUARDIANS, TRUSTEES, ETC. SHOULD SO INDICATE WHEN
SIGNING, GIVING FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, EXECUTE IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF SHARES ARE
HELD IN THE NAME OF TWO OR MORE PERSONS, ALL SHOULD SIGN.)
